Financial risks	12 Months Ended
Dec. 31, 2022
Financial Risk Management [Abstract]
Financial risks [Text Block]

26. Financial risks

The Company's activities expose it to a variety of financial risks: market risks (including interest rate risk, foreign currency risk and other price risk), credit risk and liquidity risk. The Company's overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Company's performance.

Risk management is carried out under policies approved by the Board of Directors. The Board of Directors provides principles for overall risk management, as well as policies covering specific areas, such as foreign exchange risk, interest rate risk, credit risk, the use of derivative financial instruments and non-derivative financial instruments, and investment in excess liquidities.

(a) Market risks

(i) Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate as a result of changes in market interest rates.

The Company's interest rate risk on financial assets is primarily related to cash, which bear interest at variable rates. However, as the cash is kept in high-interest saving accounts, the impact would likely be not significant. Other financial assets are not exposed to interest rate risk because they are mostly non-interest bearing or bear interest at fixed rates, except for derivative financial instruments (warrants).

Financial liabilities are not exposed to interest rate risk because they are non-interest bearing or bear a fixed interest rate, except for the revolving credit facility which bears a variable interest rate. Based on the revolving credit facility's balance as at December 31, 2022, the impact on net financial expenses over a 12-month horizon of a 1.0% shift in interest rates would amount to approximately $1.5 million ($1.1 million as at December 31, 2021).

(ii) Foreign exchange risk

The Company is exposed to foreign exchange risk arising from currency volatility, primarily with respect to the U.S. dollar. The Company holds balances in cash denominated in U.S. dollars and can draw on its credit facility in U.S. dollars and is therefore exposed to gains or losses on foreign exchange.

As at December 31, 2022 and 2021, the balances in U.S. dollars held by entities having the Canadian dollar as their functional currency were as follows:

	December 31,
	2022	2021
	$	$

Cash	19,780	23,755
Amounts receivable	4,213	2,600
Other assets	1,194	1,319
Accounts payable and accrued liabilities	(37)	(117)
Revolving credit facility	-	(50,000)

Net exposure, in U.S. dollars	25,150	(22,443)

Equivalent in Canadian dollars	34,063	(28,453)

Based on the balances as at December 31, 2022, a 5% fluctuation in the exchange rates on that date (with all other variables being constant) would have resulted in a variation of net earnings of approximately $1.4 million in 2022 ($1.8 million in 2021).

(iii) Other price risk

The Company is exposed to equity price risk as a result of holding long-term investments in other exploration and development mining companies. The equity prices of long-term investments are impacted by various underlying factors including commodity prices. Based on the Company's long-term investments held as at December 31, 2022, a 10% increase (decrease) in the equity prices of these investments would increase (decrease) net earnings by $0.1 million and other comprehensive income (loss) by $1.6 million for the year ended December 31, 2022. Based on the Company's long-term investments held as at December 31, 2021, a 10% increase (decrease) in the equity prices of these investments would have increased (decreased) net earnings by $2.5 million and other comprehensive income (loss) by $8.2 million for the year ended December 31, 2021.

(b) Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge its obligation and cause the other party to incur a financial loss. Financial instruments that potentially subject the Company to credit risk consist of cash, amounts receivable, notes receivable and other financing facilities receivable. The Company reduces its credit risk by investing its cash in high interest savings accounts with Canadian and U.S. recognized financial institutions. In the case of amounts receivable, notes receivable and other financing facilities, the Company performs either a credit analysis or ensures that it has sufficient guarantees in case of a non-payment by the third-party to cover the net book value of the note. A provision is recorded if there is an expected credit loss based on the analysis. In some cases, the loans receivable could be applied against stream deposits due by the Company or converted into a royalty if the third-party is not able to reimburse its loan. As at December 31, 2022, a provision of $16.9 million ($13.4 million as at December 31, 2021) is recorded as a result of the expected credit loss analysis, mostly on loans made to the company holding the Amulsar gold project (the loans were fully provisioned as the company is not expected to be in a position to reimburse them).

The maximum credit exposure of the Company corresponds to the respective instrument's net carrying amount.

(c) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet the obligations associated with its financial liabilities. The Company manages the liquidity risk by continuously monitoring actual and projected cash flows, taking into account the requirements related to its investment commitments, mining properties and exploration and evaluation assets and matching the maturity profile of financial assets and liabilities. The Board of Directors reviews and approves any material transaction out of the ordinary course of business, including proposals on mergers, acquisitions or other major investment or divestitures. The Company also manages liquidity risk through the management of its capital structure and financial leverage as outlined in Note 18. As at December 31, 2022, cash is invested in high interest savings accounts held with Canadian and U.S. recognized financial institutions.

As at December 31, 2022, all financial liabilities to be settled in cash or by the transfer of other financial assets mature within 90 days, except for the revolving credit facility and the lease liabilities, which are described below:

	As at December 31, 2022
	Total amount payable		Estimated annual payments
		Maturity	2023	2024	2025	2026	2027-2029
	$		$	$	$	$	$

Revolving credit facility(i)	191,059	September 29, 2026	10,949	10,949	10,949	158,212	-
Lease liabilities	9,999	December 31, 2029	1,408	1,432	1,432	1,432	4,295
	201,058		12,357	12,381	12,381	159,644	4,295

(i) The interest payable is based on the actual interest rates as at December 31, 2022.